Investor Presentation Exhibit 99.1

Safe Harbor Statement

Certain
statements
in
this
Presentation
constitute
“forward-looking
statements”
within
the
meaning
of
the
federal
securities
laws.
Forward-looking
statements
are
statements
that
relate
to
management’s
expectations
or
beliefs,
future
plans
and
strategies,
future
financial
performance
and
similar
expressions
concerning
matters
that
are
not
historical
facts.
In
some
cases,
forward-looking
statements
can
be
identified
by
the
use
of
forward-looking
terminology
such
as
“may,”
“will,”
“should,”
“expects,”
“intends,”
“plans,”
“anticipates,”
“believes,”
“estimates,”
“predicts,”
or
“potential.”
Such
forward-looking
statements
reflect
current
views
with
respect
to
the
matters
referred
to
and
are
based
on
certain
assumptions
and
involve
known
and
unknown
risks,
uncertainties
and
other
important
factors,
many
of
which
are
beyond
the
Company’s
control,
that
could
cause
the
actual
results,
performance,
or
achievements
of
the
Company
to
differ
materially
from
any
future
results,
performance,
or
achievement
implied
by
such
forward-
looking
statements.
While
forward-looking
statements
reflect
the
Company’s
good
faith
beliefs,
assumptions
and
expectations,
they
are
not
guarantees
of
future
performance.
The
Company
does
not
undertake
any
obligation
to
publicly
update
or
revise
any
forward-looking
statements
to
reflect
changes
in
underlying
assumptions
or
factors,
new
information,
data
or
methods,
future
events
or
other
changes.
Examples
of
forward-looking
statements
in
this
Presentation
include,
but
are
not
limited
to,
statement(s):
(a)
relating
to
the
Company’s
Portfolio,
Long-Term
Leases
and
Rent
Escalators,
Tenant
Base,
Market
Opportunity
and
Redevelopment
Opportunities,
(b)
relating
to
Industry
Fundamentals
and
(c)
relating
to
the
Company’s
Balance
Sheet,
Dividend
Growth
and
Investment
Highlights.
Other
unknown
or
unpredictable
factors
could
also
have
material
adverse
effects
on
our
business,
financial
condition,
liquidity,
results
of
operations
and
prospects.
For
a
further
discussion
of
these
and
other
factors
that
could
cause
the
Company’s
future
results
to
differ
materially
from
any
forward-looking
statements,
see
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015
and
the
Company’s
other
filings
with
the
SEC,
including,
in
particular,
the
section
entitled
“Risk
Factors”
contained
therein.
In
light
of
these
risks,
uncertainties,
assumptions
and
factors,
there
can
be
no
assurance
that
the
results
and
events
contemplated
by
the
forward-looking
statements
contained
in
this
Presentation
will,
in
fact,
transpire.
Moreover,
because
the
Company
operates
in
a
very
competitive
and
rapidly
changing
environment,
new
risks
are
likely
to
emerge
from
time
to
time.
Given
these
risks
and
uncertainties,
potential
investors
are
cautioned
not
to
place
undue
reliance
on
these
forward-looking
statements
as
a
prediction
of
future
results.
Unless
otherwise
noted
in
this
Presentation,
all
reported
financial
data
is
presented
as
of
the
period
ended
June
30,
2016,
and
all
portfolio
data
is
as
of
June
30,
2016.
Except
as
required
under
the
federal
securities
laws
and
the
rules
and
regulations
of
the
SEC,
the
Company
does
not
undertake
any
obligation
to
release
publicly
any
revisions
to
the
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
this
Presentation
or
to
reflect
the
occurrence
of
unanticipated
events.
The
information
contained
herein
has
been
prepared
from
public
and
non-public
sources
believed
to
be
reliable.
However,
the
Company
has
not
independently
verified
certain
of
the
information
contained
herein,
and
does
not
make
any
representation
or
warranty
as
to
the
accuracy
or
completeness
of
the
information
contained
in
this
Presentation.

Investment Highlights

1
National Retail Net Lease Portfolio Targeting Mature, High Growth Markets
2
Increasingly Institutional Quality Credit Tenant Base with Long-Term Triple-Net
Leases
5
Ongoing Process to Repurpose, Reposition, Redevelop Locations to Maximize Value
3
Attractive Industry Fundamentals with Stable Operator Performance
4
Aggregation Opportunity with Proven Ability to Successfully Pursue Growth in a
Consolidating Sector
6
Strong Balance Sheet Positioned for Future Growth

Company Overview

Corporate History

1955: Leo Liebowitz
and
Milton Safenowitz
purchase a
gas station in New York City
1985: Acquires the northeastern retail petroleum
distribution and marketing assets, and Getty®
trademark for retail petroleum from Texaco
1971: Getty grows its portfolio to roughly 75
service stations and holds its initial public
offering under the name Power Test Corp.
January 2016: Completes successful
senior leadership transition and key
employee recruitment
2001: Elects to be taxed as a
REIT with the year beginning
January 1, 2001
June 2015: Acquires 77 convenience store and retail
motor fuel stations from Pacific Convenience and
Fuels LLC and leases the properties to United Oil
2009: Completes sale-leaseback
of 36 Exxon branded properties
from White Oak for $49 million
2011: Acquires 59 Mobil branded properties in a sale-leaseback and loan transaction with CPD for $111 million; also completes 66 Shell branded properties in sale-leaseback transaction with Nouria
Energy for $87 million
2012 -
2015: Re-leases 360
properties and sells 377 properties as
part of portfolio repositioning
1997: Completes the spin-off of its
petroleum marketing business and forms
Getty Realty Corp.
2013: Completes sale-leaseback of
36 properties from Capitol
Petroleum Group for $72.5 million
June 2016: Launches $125
million at-the-market equity
offering program
1955
1990
1980
1970
2015
2010
2000

Executive Management Team

Christopher J. Constant, President, Chief Executive Officer, Director
—
Promoted to President and Chief Executive Officer in January 2016
—
Joined in November 2010 as Director of Planning & Corporate Development and was later promoted to
Treasurer in May 2012, Vice President in May 2013 and Chief Financial Officer in December 2013
—
Previously Vice President of Morgan Joseph; Began career at ING Barings
Mark J. Olear, EVP, Chief Operating Officer and Chief Investment Officer
—
Promoted to Chief Operating Officer in May 2015
—
Joined in May 2014 as Executive Vice President and Chief Investment Officer
—
Previously held various real estate positions with TD Bank, Home Depot, Toys “R” Us and A&P
—
Joined in February 2016 as Vice President, Chief Financial Officer and Treasurer
—
Previously
held
various
positions
with
Wilbraham
Capital,
Inc.,
The
Moinian
Group,
Nationwide
Health
Properties, Inc., and J.P. Morgan Securities, Inc.
Danion Fielding, VP, Chief Financial Officer and Treasurer
—
Promoted to Senior Vice President in May 2012
—
Joined in February 2008 as General Counsel and Secretary and was later promoted to Vice President in
February 2009
—
Previously a Partner at Arent Fox LLP specializing in corporate and transactional matters
Joshua Dicker, SVP, General Counsel, Secretary

National Net Lease Portfolio

837 properties (745 fee simple, 92 leased) located in 23 states plus Washington, D.C.
(1)
—
799 net lease portfolio properties
—
38 transitional properties
—
97% occupied
$33.3 million mortgage portfolio (9-9.5% yield)
1)
As of June 30, 2016

Investment Overview

Mature, Infill Markets
—
High replacement costs
—
Time consuming zoning restrictions
—
Limited new development
Prime Locations and Corners
—
Mature transportation grid
—
High daily traffic counts
—
Optimal corners with traffic lights,
high visibility and easy access
—
Close proximity to freeway entrances
or exit ramps
Convenience Store and Gasoline Station
Properties
—
Stable, yet growing sector
—
Increasingly institutional tenant base
Alternative Use Opportunities
—
Retail, banking, service, restaurant
—
Assemblage, redevelopment,
repositioning
Attractive Net Lease Portfolio

Stable Long-Term Lease Structure
Stable Long-Term Leases with Rent Escalators

Sustainable cash flows supported by long-term triple-net leases
—
Contractual rent increases of 1.0% to 2.0% with coverage of 1.5x –
2.0x or more
—
Unitary tenant credit visibility via station and tenant financial statements
Majority of triple-net leases have 15-year initial terms
—
Leases are typically 15 to 20 years with extension options
—
Weighted average lease term, excluding renewal options, of approximately 11 years
—
69% of contractual annual rent attributable to leases with initial terms expiring in 2026 or beyond
2%
1%
3%
3%
7%
5%
4%
1%
1%
1%
3%
69%
MTM
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026+

Top 10 Tenants
(1)
High-Quality, Diversified Tenant Base
10
Total annualized base rent:
—
Credit rated or national tenants (53%)
—
Regional unitary tenants (42%)
—
Individual tenants (5%)
Rank
Tenant
% of ABR
Rank
Tenant
% of ABR
1
*
20%
6
+
7%
2
*
18%
7
+
6%
3
+
17%
8
*
3%
4
+
9%
9
*
2%
5
*
8%
10
+
2%
1)
Based on GAAP annualized base rent
* Credit rated tenants, including subsidiaries of credit rated companies
+ Regional unitary tenants

Convenience Stores Dominate Retail Landscape

Number of convenience stores in service has
remained steady over last 10 years
(1)
—
More than 152,000
properties (84% selling
fuel) represents 34% of all retail outlets
—
63% of stores are single-store chains
Stable Operator Performance
(1)
—
Convenience store sales have grown at a
5.8% CAGR since 2004
—
Average industry return on capital of 15.7%
—
On average gasoline sales account for 77%
of sales and 35% of profits
—
Operator profit margins exhibit less
volatility than broader commodity market
Consumers embracing convenience stores
(1)
—
Average store with fuel has around 1,100
customer visits per day
—
Stores expanding offerings to become part
grocery, restaurant, bank and drug store
—
Growth in foodservice is more than
offsetting declines in tobacco sales and
modest decreases in fuel volumes
1)
Source: National Association of Convenience Stores
Convenience Store Sales ($bn)
(1)
Growth in Number of Convenience Stores
(1)
-
100
200
300
400
500
600
700
800
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Inside Sales
Motor Fuel Sales
115,000
120,000
125,000
130,000
135,000
140,000
145,000
150,000
155,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Large Market Opportunity

Ability to underwrite unit level and
entity level credit
Ability to underwrite real estate and
execute redevelopment to achieve
highest and best use
Established record of managing and
remediating environmental concerns in
a highly regulated industry
Proven ability to source off-market
transactions
The Getty Competitive Advantage
Estimated Addressable Market Size
(1)
—
Total market size estimated at $175 billion
to $250 billion
—
Getty estimates up to 40% ($70 billion) of
the market is addressable for potential
acquisition
Aggregation Opportunity
—
Highly fragmented with current REIT
ownership of less than 2% of total stores
—
Sale/leaseback structure attractive for
smaller, capital constrained sellers
Industry Consolidation
—
Traditional owner/operators
—
Public and non-traded REITs
—
Public MLPs
—
Private equity
1)
Source: Company estimate based on National Association of Convenience Stores data

Getty Growth Platform
Embedded growth derived
from long-term triple-net
leases
—
1% to 2% contractual
annual rent increases
Remaining transitional
properties create upside
—
Repositioning continues to
drive occupancy increases
—
Net positive to portfolio
profitability
Demonstrated ability to
execute on repositioning:
—
Leased 58 transitional
properties in 2015
Opportunity to consolidate a
fragmented market
—
Convenience store sector is
recession and e-commerce
resistant
—
Significant pipeline of
actionable opportunities
—
Focused on both single
asset and portfolio
acquisitions
Completed $500 million of
portfolio and single asset
acquisitions since 2011
Unlocking embedded value in
existing portfolio
—
Five-year plan to redevelop
5% to 10% of properties
—
Targeting 10%+ unlevered
yields
—
Improves tenant credit
quality and coverage ratios
—
Diversifies retail tenant
base
2016 year to date:
—
Completed one
redevelopment
—
Executed leases on six
redevelopment projects
—
Building significant pipeline
of high quality projects
Organic
Redevelopment
Acquisitions

Acquisition Case Study –
United Oil

$214.5 million Acquisition of 77 Properties in June 2015
—
Financed with a combination of long-term fixed rate
debt and credit facility borrowings
—
Tenant is United Oil, a leading regional convenience
store and gasoline station operator
›
Operates ~400 locations in the Western United States
and Colorado
›
Fortress Investment Group portfolio company
—
20-year triple-net lease with three five-year renewal
options
Attractive Sites in High Growth Markets
—
Sites located across California, Colorado, Nevada,
Oregon and Washington State
—
Recognized brands including 7-Eleven, 76, Circle K,
Conoco and My Goods Market
Credit Enhancement
—
Properties supplied with fuel by Philips 66 under a long-
term supply agreement
›
Agreement contains credit enhancement consignment
features

Salem, New Hampshire
—
Property acquired in 1986 and previously
leased to Getty Petroleum Marketing, Inc.
—
Re-leased in 2012
—
Vacant as of 2015
Property Attributes
—
Well located retail location at traffic corner
—
Several large shopping centers with major
retailers adjacent to the site
—
Surrounded by other single tenant net
lease retail stores
Redevelopment Project
—
$1.1 million invested in a build to suit
—
Corporate guarantee with Mattress Firm
Holding Corp. (NASDAQ:MFRM,
Moody’s B1)
—
Rent commenced February 2016
—
14% unlevered return on invested capital
Redevelopment Case Study –
MattressFIRM
Before
After

Financial Overview

Income Growth, Scalable G&A

1)
AFFO and FFO are non-GAAP measures. For a description of how Getty calculates AFFO and FFO and for a reconciliation to Net Earnings, see Item
2 of our Quarterly Report on Form 10-Q for the period ended June 30, 2016. Margins exclude items detailed in footnotes 2 and 3 below.
2)
GPMI settlement income.
3)
Includes
a
net
$0.8
million
and
$0.6
million
of
environmental
insurance
reimbursements,
recoveries
of
uncollectible
accounts,
other
income
and environmental
litigation
reserves
for
the
three
and
six
months
ended
June
30,
2016,
respectively.
G&A ($ thousands)
AFFO ($ thousands)
(1)
Revenue ($ thousands)
FFO ($ thousands)
(1)
11,137
15,167
21,625
29,543
7,350 (2)
791 (3)
7,350 (2)
562 (3)
42.4%
53.0%
42.4%
51.8%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
2Q15
2Q16
1H15
1H16
Margin
11,194
13,670
22,233
27,060
7,350 (2)
791 (3)
7,350 (2)
562 (3)
42.6%
47.8%
43.6%
47.4%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
2Q15
2Q16
1H15
1H16
Margin
26,248
28,608
50,957
57,035
-
10,000
20,000
30,000
40,000
50,000
60,000
2Q15
2Q16
1H15
1H16
4,835
3,806
8,624
7,850
2.1%
1.7%
1.9%
1.8%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
-
2,000
4,000
6,000
8,000
10,000
2Q15
2Q16
1H15
1H16
% of Assets

Strong Balance Sheet

Revolving Credit Facility
—
$175 million senior unsecured
—
Matures in 2018 and has a one-year
extension option
—
LIBOR +195 to 325 bps based on
Company leverage
Bank Term Loan
—
$50 million senior unsecured
—
Matures in 2020
—
LIBOR +190 to 320 bps based on
Company leverage
Prudential Series A Notes
—
6.0% $100 million senior unsecured
—
Matures in 2021
Prudential Series B Notes
—
5.35% $75 million senior unsecured
—
Matures in 2023
ATM Equity Issuance Program
—
$125 million capacity
Credit Statistics
Maturity Schedule ($ millions)
79
50
100
75
$0
$20
$40
$60
$80
$100
$120
2016
2017
2018
2019
2020
2021
2022
2023
Debt to Total Capitalization
29%
Net Debt to EBITDA
(1)
4.2x
Fixed Charge Coverage
(1)
2.7x
Weighted Average Interest Rate
4.6%
Weighted
Average Maturity
4.4 yrs
Variable Rate
vs. Fixed Rate
42% / 58%
1)
As defined in the Company’s loan agreements

Quarterly Dividends Declared per Share
Consistent Dividend Growth
1)
Excludes special dividends of $0.05, $0.14 and $0.22 per share in Q4 2013, Q4 2014 and Q4 2015, respectively.
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16

Investment Highlights

1
National Retail Net Lease Portfolio Targeting Mature, High Growth Markets
2
Increasingly Institutional Quality Credit Tenant Base with Long-Term Triple-Net
Leases
5
Ongoing Process to Repurpose, Reposition, Redevelop Locations to Maximize Value
3
Attractive Industry Fundamentals with Stable Operator Performance
4
Aggregation Opportunity with Proven Ability to Successfully Pursue Growth in a
Consolidating Sector
6
Strong Balance Sheet Positioned for Future Growth

Appendix

Reconciliation of Net Income to FFO
and AFFO

1)
AFFO
and
FFO
are
non-GAAP
measures.
For
a
description
of
how
Getty
calculates
AFFO
and
FFO
see
Item
6
(Selected
Financial
Data)
in
the
Annual Report on our Form 10-K for the year ended December 31, 2015.
Three months ended June 30,
Six months ended June 30,
$ in thousands, except per share amounts
2015
2016
2015
2016
Net earnings
11,619
$
13,576
$
10,482
$
21,279
$
Depreciation and amortization of real estate assets
3,977

4,616

7,563

9,238

(Gains) losses on dispositions of real estate
8

(4,721)

134

(5,208)

Impairments
2,883

2,487

10,796

4,796

FFO
18,487

15,958

28,975

30,105

Revenue recognition adjustments
(756)

(760)

(1,335)

(1,712)

Allowance for deferred rental revenue
(14)

-

(4)

-

Non-cash changes in environmental estimates
(815)

(1,748)

(864)

(2,735)

Accretion expense
1,229

1,011

2,398

1,964

Acquisition costs
413

-

413

-

AFFO
18,544

14,461

29,583

27,622

Basic and diluted weighted average shares outstanding
33,420

33,714

33,419

33,686

Earnings per share
$0.34
$0.40
$0.31
$0.62
FFO per share
0.55
0.47
0.86
0.88
AFFO per share
0.55
0.42
0.87
0.81